Loans and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2021
Loans and Leases Receivable Disclosure [Abstract]
Loans and Allowance for Loan Losses	Loans and Allowance for Loan Losses
Loans
A summary of loans, by major class within the Company's loan portfolio, at December 31, 2021 and 2020 is as follows:

(in thousands)	2021	2020
Commercial, financial, and agricultural (a)	$217,214	$272,918
Real estate construction − residential	27,920	29,692
Real estate construction − commercial	91,369	78,144
Real estate mortgage − residential	279,346	262,339
Real estate mortgage − commercial	663,256	617,133
Installment and other consumer	23,028	26,741
Total loans held for investment	$1,302,133	$1,286,967

(a)	Includes $8.4 million and $63.3 million SBA PPP loans, net, respectively
The Bank grants real estate, commercial, installment, and other consumer loans to customers located within the communities surrounding Jefferson City, Columbia, Clinton, Warsaw, Springfield, St. Louis, and the greater Kansas City metropolitan area. As such, the Bank is susceptible to changes in the economic environment in these communities. The Bank does not have a concentration of credit in any one economic sector. Installment and other consumer loans consist primarily of the financing of vehicles. At December 31, 2021, $548.1 million of loans were pledged to the Federal Home Loan Bank as collateral for borrowings and letters of credit.
The following is a summary of loans to directors and executive officers or to entities in which such individuals had a beneficial interest of the Company:

(in thousands)
Balance at December 31, 2020	$5,079
New loans	998
Amounts collected	(3,599)
Balance at December 31, 2021	$2,478
Such loans were made in the normal course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present unfavorable features.
Allowance for loan losses
The following table illustrates the changes in the allowance for loan losses by portfolio segment:

(in thousands)	Commercial, Financial, & Agricultural	Real Estate Construction - Residential	Real Estate Construction - Commercial	Real Estate Mortgage - Residential	Real Estate Mortgage - Commercial	Installment and other Consumer	Un- allocated	Total
Balance at December 31, 2018	$3,237	$140	$757	$2,071	$4,914	$334	$199	$11,652
Additions:
Provision for loan losses	(168)	(126)	(388)	195	1,618	138	(119)	1,150
Deductions:
Loans charged off	295	—	—	277	25	196	—	793
Less recoveries on loans	(144)	(50)	—	(129)	(40)	(105)	—	(468)
Net loans charged off	151	(50)	—	148	(15)	91	—	325
Balance at December 31, 2019	$2,918	$64	$369	$2,118	$6,547	$381	$80	$12,477
Additions:
Provision for loan losses	2,241	85	106	568	2,838	35	(73)	5,800
Deductions:
Loans charged off	207	—	—	52	39	211	—	509
Less recoveries on loans	(169)	(64)	—	(45)	(8)	(59)	—	(345)
Net loans charged off	38	(64)	—	7	31	152	—	164
Balance at December 31, 2020	$5,121	$213	$475	$2,679	$9,354	$264	$7	$18,113
Additions:
(Release of) provision for loan losses	(2,431)	(89)	(362)	(365)	1,348	145	54	(1,700)
Deductions:
Loans charged off	194	—	—	22	43	229	—	488
Less recoveries on loans	(221)	(13)	(475)	(190)	(3)	(76)	—	(978)
Net loans charged off	(27)	(13)	(475)	(168)	40	153	—	(490)
Balance at December 31, 2021	$2,717	$137	$588	$2,482	$10,662	$256	$61	$16,903
Loans, or portions of loans, are charged off to the extent deemed uncollectible or a loss is confirmed. Loan charge-offs reduce the allowance for loan losses, and recoveries of loans previously charged off are added back to the allowance. If management determines that it is probable that all amounts due on a loan will not be collected under the original terms of the loan agreement, the loan is considered to be impaired. These loans are evaluated individually for impairment, and in conjunction with current economic conditions and loss experience, specific reserves are estimated as further discussed below. Loans not individually evaluated are aggregated by risk characteristics and reserves are recorded using a consistent methodology that considers historical loan loss experience by loan type, delinquencies, current economic conditions, loan risk ratings and industry concentration.

These historical loss rates for each risk group are used as the starting point to determine loss rates for measurement purposes. The historical loan loss rates are multiplied by loss emergence periods (LEP) which represent the estimated time period between a borrower first experiencing financial difficulty and the recognition of a loss. Management's look-back period began with loss history in the first quarter 2012 as the starting point through the current quarter and it will continue to include this starting point going forward. The look-back period will continue to be evaluated and will be adjusted once a sustained loss producing downturn is recognized and found to be representative of historical losses expected for the current portfolio.

The Company’s methodology includes qualitative risk factors that allow management to adjust its estimates of losses based on the most recent information available and to address other limitations in the quantitative component that is based on historical loss rates. Such risk factors are generally reviewed and updated quarterly, as appropriate, and are adjusted to reflect changes in national and local economic conditions and developments, the nature, volume and terms of loans in the portfolio, including changes in volume and severity of past due loans, the volume of non-accrual loans, and the volume and severity of adversely classified or graded loans, loan concentrations, assessment of trends in collateral values, assessment of changes in the quality of the Company’s internal loan review department, and changes in lending policies and procedures, including underwriting standards and collections, charge-off and recovery practices.

When the COVID-19 pandemic surfaced in the first quarter of 2020, management reassessed the calculation of the allowance for loan loss by increasing the economic qualitative factor in order to capture the impact on the credit risk present in the loan portfolio given the economic environment that existed at that time. As of the fourth quarter of 2020, management reassessed the qualitative factor and economic indicators. Enough time had passed so that data after the outbreak would be available and provide a better interpretation of the impact of the virus on the economy. Management determined that the local market and economy had been able to transition to a functional level while adapting to the new requirements aimed at stopping the spread of the virus and returned to calculating the qualitative adjustment according to the Company's methodology detailed above.

Additionally, the funding of $88.4 million and $47.5 million in SBA PPP loans during 2020 and 2021, respectively, required management to assess the methodology that would be adopted in regard to the allowance for loan losses applicable to these loans. As the SBA PPP loans are expected to be paid off within a year and carry a 100% credit guarantee from the SBA, management determined that no allowance for loan losses was deemed necessary for these loans. At December 31, 2021 the balance of these loans totaled $8.4 million.

All SBA PPP loans have a 1% interest rate and the Company earns a fee that is based upon a tiered schedule corresponding with the amount of the loan to the borrower, which is deferred and recognized over the life of the loan. The PPP loan may be forgiven by the SBA if the borrower meets certain criteria as defined by the CARES Act. The Company reports these loans at their principal amount outstanding, net of unearned income, unamortized deferred loan fee income and loan origination costs. Interest is accrued as earned and loan origination fees and direct costs are deferred and accreted or amortized into interest income, as an adjustment to the yield, over the life of the loan using the level yield method. When a PPP loan is paid off or forgiven by the SBA, the remaining unaccreted or unamortized net origination fees or costs are immediately recognized into income.
The following table illustrates the allowance for loan losses and recorded investment by portfolio segment:

(in thousands)	Commercial, Financial, and Agricultural	Real Estate Construction - Residential	Real Estate Construction - Commercial	Real Estate Mortgage - Residential	Real Estate Mortgage - Commercial	Installment and other Consumer	Un- allocated	Total
December 31, 2021
Allowance for loan losses:
Individually evaluated for impairment	$42	$—	$13	$166	$2,815	$8	$—	$3,044
Collectively evaluated for impairment	2,675	137	575	2,316	7,847	248	61	13,859
Total	$2,717	$137	$588	$2,482	$10,662	$256	$61	$16,903
Loans outstanding:
Individually evaluated for impairment	$341	$—	$105	$2,391	$24,357	$60	$—	$27,254
Collectively evaluated for impairment	216,873	27,920	91,264	276,955	638,899	22,968	—	1,274,879
Total	$217,214	$27,920	$91,369	$279,346	$663,256	$23,028	$—	$1,302,133

December 31, 2020
Allowance for loan losses:
Individually evaluated for impairment	$2,187	$27	$28	$263	$2,594	$14	$—	$5,113
Collectively evaluated for impairment	2,934	186	447	2,416	6,760	250	7	13,000
Total	$5,121	$213	$475	$2,679	$9,354	$264	$7	$18,113
Loans outstanding:
Individually evaluated for impairment	$7,552	$192	$200	$3,626	$25,657	$108	$—	$37,335
Collectively evaluated for impairment	265,366	29,500	77,944	258,713	591,476	26,633	—	1,249,632
Total	$272,918	$29,692	$78,144	$262,339	$617,133	$26,741	$—	$1,286,967
Impaired loans
Loans evaluated under ASC 310-10-35 include loans which are individually evaluated for impairment. All other loans are collectively evaluated for impairment under ASC 450-20. Impaired loans individually evaluated for impairment totaled $27.3 million and $37.3 million at December 31, 2021 and 2020, respectively, and are comprised of loans on non-accrual status and loans which have been classified as troubled debt restructurings (TDRs).
The net carrying value of impaired loans is based on the fair values of collateral obtained through independent appraisals or internal evaluations, or by discounting the total expected future cash flows. At December 31, 2021, $24.2 million of impaired loans were evaluated based on the fair value less estimated selling costs of the loans' collateral compared to $32.2 million at December 31, 2020. Once the impairment amount is calculated, a specific reserve allocation is recorded. At December 31, 2021, $3.0 million of the Company's allowance for loan losses was allocated to impaired loans totaling $27.3 million compared to $5.1 million of the Company's allowance for loan losses allocated to impaired loans totaling approximately $37.3 million at December 31, 2020. Management determined that $16.6 million, or 61%, of total impaired loans required no reserve allocation at December 31, 2021 compared to $11.9 million, or 32%, at December 31, 2020 primarily due to adequate collateral values, acceptable payment history and adequate cash flow ability.
The categories of impaired loans at December 31, 2021 and 2020 are as follows:

(in thousands)	2021	2020
Non-accrual loans	$25,459	$34,559
Performing TDRs	1,795	2,776
Total impaired loans	$27,254	$37,335
The following tables provide additional information about impaired loans at December 31, 2021 and 2020, respectively, segregated between loans for which an allowance has been provided and loans for which no allowance has been provided.

(in thousands)	Recorded Investment	Unpaid Principal Balance	Specific Reserves
December 31, 2021
With no related allowance recorded:
Real estate mortgage − residential	$1,034	$1,152	$—
Real estate mortgage − commercial	15,593	16,057	—
Total	$16,627	$17,209	$—
With an allowance recorded:
Commercial, financial and agricultural	$341	$374	$42
Real estate construction − commercial	105	138	13
Real estate mortgage − residential	1,357	1,730	166
Real estate mortgage − commercial	8,764	9,142	2,815
Installment and other consumer	60	61	8
Total	$10,627	$11,445	$3,044
Total impaired loans	$27,254	$28,654	$3,044

(in thousands)	Recorded Investment	Unpaid Principal Balance	Specific Reserves
December 31, 2020
With no related allowance recorded:
Commercial, financial and agricultural	$1,703	$1,731	$—
Real estate mortgage − residential	1,300	1,395	—
Real estate mortgage − commercial	8,943	8,943	—
Total	$11,946	$12,069	$—
With an allowance recorded:
Commercial, financial and agricultural	$5,849	$6,180	$2,187
Real estate construction − residential	192	192	27
Real estate construction − commercial	200	251	28
Real estate mortgage − residential	2,326	2,786	263
Real estate mortgage − commercial	16,714	16,787	2,594
Installment and other consumer	108	112	14
Total	$25,389	$26,308	$5,113
Total impaired loans	$37,335	$38,377	$5,113
The following table presents by class, information related to the average recorded investment and interest income recognized on impaired loans for the years ended December 31, 2021 and 2020:

	2021		2020
(in thousands)	Average Recorded Investment	Interest Recognized For the Period Ended	Average Recorded Investment	Interest Recognized For the Period Ended
With no related allowance recorded:
Commercial, financial and agricultural	$5,063	$35	$1,629	$144
Real estate construction − commercial	—	—	162	—
Real estate mortgage − residential	1,142	38	1,692	28
Real estate mortgage − commercial	14,639	1	2,975	13
Installment and other consumer	19	—	6	—
Total	$20,863	$74	$6,464	$185
With an allowance recorded:
Commercial, financial and agricultural	$357	$21	$2,395	$48
Real estate construction − residential	47	—	48	—
Real estate construction − commercial	131	—	367	—
Real estate mortgage − residential	1,652	35	2,564	45
Real estate mortgage − commercial	8,974	31	4,830	22
Installment and other consumer	43	4	113	8
Total	$11,204	$91	$10,317	$123
Total impaired loans	$32,067	$165	$16,781	$308
The recorded investment varies from the unpaid principal balance primarily due to partial charge-offs taken resulting from current appraisals received. The amount recognized as interest income on impaired loans continuing to accrue interest, primarily related to troubled debt restructurings, was $0.17 million and $0.31 million, for the years ended December 31, 2021 and 2020, respectively. The average recorded investment in impaired loans is calculated on a monthly basis during the years reported.
Delinquent and Non-Accrual Loans
The delinquency status of loans is determined based on the contractual terms of the notes. Borrowers are generally classified as delinquent once payments become 30 days or more past due. The Company's policy is to discontinue the accrual of interest income on any loan when, in the opinion of management, the ultimate collectability of interest or principal is no longer probable. In general, loans are placed on non-accrual when they become 90 days or more past due. However, management considers many factors before placing a loan on non-accrual, including the delinquency status of the loan, the overall financial condition of the borrower, the progress of management's collection efforts and the value of the underlying collateral. Subsequent interest payments received on non-accrual loans are applied to principal if any doubt exists as to the collectability of such principal; otherwise, such receipts are recorded as interest income on a cash basis. Non-accrual loans are returned to accrual status when, in the opinion of management, the financial condition of the borrower indicates that the timely collectability of interest and principal is probable and the borrower demonstrates the ability to pay under the terms of the note through a sustained period of repayment performance, which is generally six months.
The following table provides aging information for the Company's past due and non-accrual loans at December 31, 2021 and 2020.

(in thousands)	Current or Less Than 30 Days Past Due	30 - 89 Days Past Due	90 Days Past Due And Still Accruing	Non-Accrual	Total
December 31, 2021
Commercial, Financial, and Agricultural	$217,058	$3	$—	$153	$217,214
Real estate construction − residential	27,920	—	—	—	27,920
Real estate construction − commercial	91,264	—	—	105	91,369
Real estate mortgage − residential	277,532	671	14	1,129	279,346
Real estate mortgage − commercial	638,982	245	—	24,029	663,256
Installment and Other Consumer	22,848	137	—	43	23,028
Total	$1,275,604	$1,056	$14	$25,459	$1,302,133
December 31, 2020
Commercial, Financial, and Agricultural	$265,821	$380	$—	$6,717	$272,918
Real estate construction − residential	29,500	—	—	192	29,692
Real estate construction − commercial	77,944	—	—	200	78,144
Real estate mortgage − residential	259,688	546	—	2,105	262,339
Real estate mortgage − commercial	591,815	4	—	25,314	617,133
Installment and Other Consumer	26,576	117	17	31	26,741
Total	$1,251,344	$1,047	$17	$34,559	$1,286,967
The Company's past due and non-accrual loans do not include loans accepting forbearance under the CARES Act. Their delinquency status will not change through the forbearance period as they are fulfilling the agreement they have made with the Company. There were no loan modifications under the CARES Act at December 31, 2021 and $29.5 million at December 31, 2020 that were on non-accrual status.
Credit Quality
The Company categorizes loans into risk categories based upon an internal rating system reflecting management’s risk assessment. Loans are placed on watch status when one or more weaknesses are identified that may result in the borrower being unable to meet repayment terms or the Company’s credit position could deteriorate at some future date. Loans classified as substandard are inadequately protected by the current sound worth and paying capacity of the obligor or by the collateral pledged, if any. Loans so classified may have a well-defined weakness or weaknesses that jeopardize the repayment of the debt. Such loans are characterized by the distinct possibility that the Company may sustain some loss if the deficiencies are not corrected. A loan is classified as a troubled debt restructuring (TDR) when a borrower is experiencing financial difficulties that lead to the restructuring of a loan, and the Company grants concessions to the borrower in the restructuring that it would not otherwise consider. Loans classified as TDRs that are accruing interest are classified as performing TDRs. Loans classified as TDRs that are not accruing interest or is 90 days past due are classified as nonperforming TDRs. It is the Company’s policy to discontinue the accrual of interest income on loans when management believes that the collection of interest or principal is doubtful.
The following table presents the risk categories by class at December 31, 2021 and 2020.

(in thousands)	Commercial, Financial, & Agricultural	Real Estate Construction - Residential	Real Estate Construction - Commercial	Real Estate Mortgage - Residential	Real Estate Mortgage - Commercial	Installment and other Consumer	Total
At December 31, 2021
Watch	$9,219	$—	$4,304	$12,185	$43,348	$—	$69,056
Substandard	6,284	—	2,673	750	2,305	—	12,012
Performing TDRs	188	—	—	1,262	328	17	1,795
Non-accrual loans	153	—	105	1,129	24,029	43	25,459
Total	$15,844	$—	$7,082	$15,326	$70,010	$60	$108,322
At December 31, 2020
Watch	$9,649	$545	$10,806	$15,835	$66,936	$—	$103,771
Substandard	598	—	—	1,002	1,662	—	3,262
Performing TDRs	835	—	—	1,521	343	77	2,776
Non-accrual loans	6,717	192	200	2,105	25,314	31	34,559
Total	$17,799	$737	$11,006	$20,463	$94,255	$108	$144,368

Troubled Debt Restructurings
At December 31, 2021, loans classified as TDRs totaled $2.4 million, of which $0.6 million were classified as non-performing TDRs and $1.8 million were classified as performing TDRs. At December 31, 2020, loans classified as TDRs totaled $3.7 million, of which $0.9 million were classified as non-performing TDRs and $2.8 million were classified as performing TDRs. Both performing and nonperforming TDRs are considered impaired loans. When an individual loan is determined to be a TDR, the amount of impairment is based upon the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the underlying collateral less applicable selling costs. Accordingly, specific reserves of $0.2 million and $0.2 million related to TDRs were allocated to the allowance for loan losses at December 31, 2021 and 2020, respectively.
As stated in the CARES Act and subsequently modified by the Consolidated Appropriations Act, loan modifications in response to COVID-19 executed on loans that were not more than 30 days past due as of December 31, 2019 and executed between March 1, 2020, and the earlier of 60 days after the date of termination of the National Emergency or January 1, 2022 are not required to be reported as a TDR. As of December 31, 2021, the Company's loan portfolio did not include any active loan modifications made under the guidance of the CARES Act.
As of December 31, 2020, the Company's loan portfolio included $86.7 million of active loan modifications made under the guidance of the CARES Act that were not classified as TDR. These modifications included $37.6 million of borrowers making interest only payments, $44.0 million on full accrual status, and $5.1 million on extended amortization. Active modifications as of December 31, 2020 were primarily hotel and franchise loans, which were $57.0 million and $22.2 million, respectively, of the total active modifications at December 31, 2020.
The following table summarizes loans that were modified as TDRs during the years ended December 31, 2021 and 2020.

	2021			2020
	Recorded Investment (1)			Recorded Investment (1)
(in thousands)	Number of Contracts	Pre- Modification	Post- Modification	Number of Contracts	Pre- Modification	Post- Modification
Troubled Debt Restructurings
Real estate mortgage − residential	—	$—	$—	2	$209	$211
Installment and other consumer	—	—	—	1	6	4
Total	—	$—	$—	3	$215	$215
(1) The amounts reported post-modification are inclusive of all partial pay-downs and charge-offs, and no portion of the debt was forgiven. Loans modified as a TDR that were fully paid down, charged-off, or foreclosed upon during the period ended are not reported.
The Company's portfolio of loans classified as TDRs include concessions for the borrower due to deteriorated financial condition such as interest rates below the current market rate, deferring principal payments, and extending maturity dates. During the year ended December 31, 2021 there were no loans meeting the TDR criteria that were modified compared to three loans during the year ended December 31, 2020.
The Company considers a TDR to be in default when it is 90 days or more past due under the modified terms, a charge-off occurs, or it is in the process of foreclosure. There were no loans modified as a TDR, where a concession was made and subsequently defaulted during the years ended December 31, 2021 and 2020, respectively, and within twelve months of its modification date.
Loans Held For Sale
The Company designates certain long-term fixed rate personal real estate loans as held for sale. In the fourth quarter of 2021, the Company elected the fair value option for all newly originated long-term personal real estate loans held for sale. As of December 31, 2021, all loans held for sale were carried at fair value. At December 31, 2020 loans held for sale were being carried at the lower of cost or estimated fair value. The loans are primarily sold to Freddie Mac, Fannie Mae, PennyMac, and other various secondary market investors. At December 31, 2021, the carrying amount of these loans was $2.2 million compared to $5.1 million at December 31, 2020.